Quarterly Financial Supplement Fourth quarter & fiscal 2022 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Twelve months ended		
in millions, except per share amounts	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	June 30, 2022	September 30, 2021	**September 30, 2022**	**% change**
Revenues:										
Asset management and related administrative fees	$ 1,366	$ 1,382	$ 1,464	$ 1,427	**$ 1,290**	(6)%	(10)%	$ 4,868	**$ 5,563**	14 %
Brokerage revenues:										
Securities commissions	412	425	422	385	**357**	(13)%	(7)%	1,651	**1,589**	(4)%
Principal transactions	129	133	142	128	**124**	(4)%	(3)%	561	**527**	(6)%
Total brokerage revenues	541	558	564	513	**481**	(11)%	(6)%	2,212	**2,116**	(4)%
Account and service fees	170	177	179	211	**266**	56 %	26 %	635	**833**	31 %
Investment banking	364	425	235	223	**217**	(40)%	(3)%	1,143	**1,100**	(4)%
Interest income	215	225	242	374	**667**	210 %	78 %	823	**1,508**	83 %
Other [(1)]	74	51	27	30	**80**	8 %	167 %	229	**188**	(18)%
Total revenues	2,730	2,818	2,711	2,778	**3,001**	10 %	8 %	9,910	**11,308**	14 %
Interest expense	(35)	(37)	(38)	(60)	**(170)**	386 %	183 %	(150)	**(305)**	103 %
Net revenues	2,695	2,781	2,673	2,718	**2,831**	5 %	4 %	9,760	**11,003**	13 %
Non-interest expenses:										
Compensation, commissions and benefits [(2) (3)]	1,775	1,884	1,852	1,834	**1,759**	(1)%	(4)%	6,584	**7,329**	11 %
Non-compensation expenses:										
Communications and information processing	114	112	127	129	**138**	21 %	7 %	429	**506**	18 %
Occupancy and equipment	60	59	62	65	**66**	10 %	2 %	232	**252**	9 %
Business development	36	35	34	58	**59**	64 %	2 %	111	**186**	68 %
Investment sub-advisory fees	37	38	40	38	**36**	(3)%	(5)%	130	**152**	17 %
Professional fees [(2)]	37	28	27	38	**38**	3 %	— %	122	**131**	7 %
Bank loan provision/(benefit) for credit losses [(4)]	5	(11)	21	56	**34**	580 %	(39)%	(32)	**100**	NM
Losses on extinguishment of debt [(5)]	—	—	—	—	**—**	— %	— %	98	**—**	(100)%
Other [(1) (2) (4)]	71	78	77	85	**85**	20 %	— %	295	**325**	10 %
Total non-compensation expenses	360	339	388	469	**456**	27 %	(3)%	1,385	**1,652**	19 %
Total non-interest expenses	2,135	2,223	2,240	2,303	**2,215**	4 %	(4)%	7,969	**8,981**	13 %
Pre-tax income	560	558	433	415	**616**	10 %	48 %	1,791	**2,022**	13 %
Provision for income taxes	131	112	110	114	**177**	35 %	55 %	388	**513**	32 %
Net income	429	446	323	301	**439**	2 %	46 %	1,403	**1,509**	8 %
Preferred stock dividends	—	—	—	2	**2**	NM	— %	—	**4**	NM
Net income available to common shareholders	$ 429	$ 446	$ 323	$ 299	**$ 437**	2 %	46 %	$ 1,403	**$ 1,505**	7 %
Earnings per common share – basic [(6)]	$ 2.08	$ 2.16	$ 1.56	$ 1.41	**$ 2.03**	(2)%	44 %	$ 6.81	**$ 7.16**	5 %
Earnings per common share – diluted [(6)]	$ 2.02	$ 2.10	$ 1.52	$ 1.38	**$ 1.98**	(2)%	43 %	$ 6.63	**$ 6.98**	5 %
Weighted-average common shares outstanding – basic	205.5	206.3	207.7	210.7	**215.0**	5 %	2 %	205.7	**209.9**	2 %
Weighted-average common and common equivalent shares outstanding – diluted	211.7	212.4	213.0	215.7	**220.6**	4 %	2 %	211.2	**215.3**	2 %

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of September 30, 2021	As of December 31, 2021	As of March 31, 2022	As of June 30, 2022	As of **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022
Total assets	$ 61,891	$ 68,461	$ 73,101	$ 86,111	**$ 80,951**	31 %	(6)%
Total common equity attributable to Raymond James Financial, Inc.	$ 8,245	$ 8,600	$ 8,602	$ 9,395	**$ 9,338**	13 %	(1)%
Book value per share (7)	$ 40.08	$ 41.45	$ 41.38	$ 43.60	**$ 43.41**	8 %	— %
Tangible book value per share (7) (8)	$ 36.11	$ 37.55	$ 36.46	$ 35.79	**$ 34.94**	(3)%	(2)%
Capital ratios:							
Tier 1 leverage	12.6 %	12.1 %	11.1 %	10.8 %	**10.3 %** (9)		
Tier 1 capital	25.0 %	25.9 %	23.9 %	20.2 %	**19.2 %** (9)		
Common equity tier 1	25.0 %	25.9 %	23.9 %	20.0 %	**19.0 %** (9)		
Total capital	26.2 %	27.0 %	25.0 %	21.5 %	**20.5 %** (9)		

$ in millions	Three months ended September 30, 2021	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022	Twelve months ended September 30, 2021	Twelve months ended **September 30, 2022**	% change
Adjusted pre-tax income (8)	$ 587	$ 579	$ 464	$ 480	**$ 646**	10 %	35 %	$ 1,971	**$ 2,169**	10 %
Adjusted net income available to common shareholders (8)	$ 450	$ 462	$ 346	$ 348	**$ 459**	2 %	32 %	$ 1,540	**$ 1,615**	5 %
Adjusted earnings per common share – basic (6) (8)	$ 2.18	$ 2.23	$ 1.67	$ 1.65	**$ 2.13**	(2)%	29 %	$ 7.48	**$ 7.68**	3 %
Adjusted earnings per common share – diluted (6) (8)	$ 2.12	$ 2.17	$ 1.62	$ 1.61	**$ 2.08**	(2)%	29 %	$ 7.28	**$ 7.49**	3 %
Return on common equity (10)	21.3 %	21.2 %	15.0 %	13.3 %	**18.7 %**			18.4 %	**17.0 %**	
Adjusted return on common equity (8) (10)	22.3 %	21.9 %	16.1 %	15.4 %	**19.6 %**			20.0 %	**18.2 %**	
Adjusted return on tangible common equity (8) (10)	24.8 %	24.3 %	18.0 %	18.1 %	**24.1 %**			22.2 %	**21.1 %**	
Pre-tax margin (11)	20.8 %	20.1 %	16.2 %	15.3 %	**21.8 %**			18.4 %	**18.4 %**	
Adjusted pre-tax margin (8) (11)	21.8 %	20.8 %	17.4 %	17.7 %	**22.8 %**			20.2 %	**19.7 %**	
Total compensation ratio (12)	65.9 %	67.7 %	69.3 %	67.5 %	**62.1 %**			67.5 %	**66.6 %**	
Adjusted total compensation ratio (8) (12)	65.3 %	67.3 %	68.8 %	66.8 %	**61.5 %**			67.0 %	**66.1 %**	
Effective tax rate	23.4 %	20.1 %	25.4 %	27.5 %	**28.7 %**			21.7 %	**25.4 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from	
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	June 30, 2022
Client asset metrics (*$ in billions*):							
Client assets under administration	$ 1,178.7	$ 1,257.8	$ 1,256.1	$ 1,125.3	**$ 1,093.1**	(7)%	(3)%
Private Client Group assets under administration	$ 1,115.4	$ 1,199.8	$ 1,198.3	$ 1,068.8	**$ 1,039.0**	(7)%	(3)%
Private Client Group assets in fee-based accounts	$ 627.1	$ 677.8	$ 678.0	$ 606.7	**$ 586.0**	(7)%	(3)%
Financial assets under management	$ 191.9	$ 203.2	$ 193.7	$ 182.4	**$ 173.8**	(9)%	(5)%
Clients' domestic cash sweep balances (*$ in millions*):							
Raymond James Bank Deposit Program ("RJBDP"): [13]							
Bank segment [13] [14]	$ 31,410	$ 33,097	$ 33,570	$ 36,646	**$ 38,705**	23 %	6 %
Third-party banks	24,496	24,316	25,887	25,478	**21,964**	(10)%	(14)%
Subtotal RJBDP	55,906	57,413	59,457	62,124	**60,669**	9 %	(2)%
Client Interest Program	10,762	16,065	17,013	13,717	**6,445**	(40)%	(53)%
Total clients' domestic cash sweep balances	$ 66,668	$ 73,478	$ 76,470	$ 75,841	**$ 67,114**	1 %	(12)%

	Three months ended					Twelve months ended	
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Average yield on RJBDP - third-party banks [15]	0.29 %	0.28 %	0.32 %	0.88 %	**1.85 %**	0.30 %	**0.82 %**

	As of					% change from	
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	June 30, 2022
Private Client Group financial advisors:							
Employees	3,461	3,447	3,601	3,615	**3,638**	5 %	1 %
Independent contractors [16]	5,021	5,017	5,129	5,001	**5,043**	— %	1 %
Total advisors [16]	8,482	8,464	8,730	8,616	**8,681**	2 %	1 %

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended September 30, 2021	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022	Twelve months ended September 30, 2021	Twelve months ended **September 30, 2022**	% change
Revenues:										
Asset management and related administrative fees	$ 1,142	$ 1,162	$ 1,245	$ 1,214	**$ 1,089**	(5)%	(10)%	$ 4,056	**$ 4,710**	16 %
Brokerage revenues:										
Mutual and other fund products	172	171	166	149	**134**	(22)%	(10)%	670	**620**	(7)%
Insurance and annuity products	118	111	110	109	**108**	(8)%	(1)%	438	**438**	— %
Equities, ETFs, and fixed income products	100	115	121	115	**107**	7 %	(7)%	438	**458**	5 %
Total brokerage revenues	390	397	397	373	**349**	(11)%	(6)%	1,546	**1,516**	(2)%
Account and service fees:										
Mutual fund and annuity service fees	110	114	109	102	**103**	(6)%	1 %	408	**428**	5 %
RJBDP fees: (13)										
Bank segment (13)	49	50	49	79	**179**	265 %	127 %	183	**357**	95 %
Third-party banks	18	17	20	56	**109**	506 %	95 %	76	**202**	166 %
Client account and other fees	44	49	53	59	**59**	34 %	— %	157	**220**	40 %
Total account and service fees	221	230	231	296	**450**	104 %	52 %	824	**1,207**	46 %
Investment banking	14	13	9	6	**10**	(29)%	67 %	47	**38**	(19)%
Interest income	32	33	37	68	**111**	247 %	63 %	123	**249**	102 %
All other	5	7	6	11	**8**	60 %	(27)%	25	**32**	28 %
Total revenues	1,804	1,842	1,925	1,968	**2,017**	12 %	2 %	6,621	**7,752**	17 %
Interest expense	(3)	(3)	(3)	(10)	**(26)**	767 %	160 %	(10)	**(42)**	320 %
Net revenues	1,801	1,839	1,922	1,958	**1,991**	11 %	2 %	6,611	**7,710**	17 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,151	1,187	1,231	1,187	**1,091**	(5)%	(8)%	4,204	**4,696**	12 %
Administrative compensation and benefits	255	283	289	306	**321**	26 %	5 %	1,015	**1,199**	18 %
Total compensation, commissions and benefits	1,406	1,470	1,520	1,493	**1,412**	— %	(5)%	5,219	**5,895**	13 %
Non-compensation expenses	173	174	189	214	**208**	20 %	(3)%	643	**785**	22 %
Total non-interest expenses	1,579	1,644	1,709	1,707	**1,620**	3 %	(5)%	5,862	**6,680**	14 %
Pre-tax income	$ 222	$ 195	$ 213	$ 251	**$ 371**	67 %	48 %	$ 749	**$ 1,030**	38 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (17) (Unaudited)

$ in millions	Three months ended September 30, 2021	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022	Twelve months ended September 30, 2021	Twelve months ended **September 30, 2022**	**% change**
Revenues:										
Brokerage revenues:										
Fixed income	$ 118	$ 120	$ 125	$ 107	**$ 96**	(19)%	(10)%	$ 515	**$ 448**	(13)%
Equity	33	39	41	32	**30**	(9)%	(6)%	145	**142**	(2)%
Total brokerage revenues	151	159	166	139	**126**	(17)%	(9)%	660	**590**	(11)%
Investment banking:										
Merger & acquisition and advisory	215	271	139	147	**152**	(29)%	3 %	639	**709**	11 %
Equity underwriting	89	97	52	36	**25**	(72)%	(31)%	285	**210**	(26)%
Debt underwriting	46	44	35	34	**30**	(35)%	(12)%	172	**143**	(17)%
Total investment banking	350	412	226	217	**207**	(41)%	(5)%	1,096	**1,062**	(3)%
Interest income	4	5	5	6	**20**	400 %	233 %	16	**36**	125 %
Affordable housing investments business revenues	48	35	15	21	**56**	17 %	167 %	105	**127**	21 %
All other	4	5	4	3	**9**	125 %	200 %	18	**21**	17 %
Total revenues	557	616	416	386	**418**	(25)%	8 %	1,895	**1,836**	(3)%
Interest expense	(3)	(2)	(3)	(3)	**(19)**	533 %	533 %	(10)	**(27)**	170 %
Net revenues	554	614	413	383	**399**	(28)%	4 %	1,885	**1,809**	(4)%
Non-interest expenses:										
Compensation, commissions and benefits	288	331	253	243	**238**	(17)%	(2)%	1,055	**1,065**	1 %
Non-compensation expenses	83	82	73	79	**95**	14 %	20 %	298	**329**	10 %
Total non-interest expenses	371	413	326	322	**333**	(10)%	3 %	1,353	**1,394**	3 %
Pre-tax income	$ 183	$ 201	$ 87	$ 61	**$ 66**	(64)%	8 %	$ 532	**$ 415**	(22)%

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Twelve months ended $ in millions September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 September 30, 2021 June 30, 2022 September 30, 2021 September 30, 2022 % change Revenues: Asset management and related administrative fees: Managed programs $ 156 $ 151 $ 149 $ 145 $ 140 (10) % (3) % $ 570 $ 585 3 % Administration and other 74 76 77 75 69 (7) % (8) % 267 297 11 % Total asset management and related administrative fees 230 227 226 220 209 (9) % (5) % 837 882 5 % Account and service fees 5 6 6 5 5 — % — % 18 22 22 % All other 3 3 2 3 2 (33) % (33) % 12 10 (17) % Net revenues 238 236 234 228 216 (9) % (5) % 867 914 5 % Non-interest expenses: Compensation, commissions and benefits 44 46 47 49 52 18% 6% 182 194 7 % Non-compensation expenses 80 83 84 86 81 1% (6) % 296 334 13 % Total non-interest expenses 124 129 131 135 133 7% (1) % 478 528 10 % Pre-tax income $ 114 $ 107 $ 103 $ 93 $ 83 (27) % (11) % $ 389 $ 386 (1) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (14) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank [14] (Unaudited)

$ in millions	Three months ended: September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	% change from: September 30, 2021	June 30, 2022	Twelve months ended: September 30, 2021	**September 30, 2022**	% change
Revenues:										
Interest income	$ 179	$ 187	$ 199	$ 296	**$ 527**	194 %	78 %	$ 684	**$ 1,209**	77 %
Interest expense	(10)	(10)	(10)	(26)	**(110)**	1,000 %	323 %	(42)	**(156)**	271 %
Net interest income	169	177	189	270	**417**	147 %	54 %	642	**1,053**	64 %
All other	7	6	8	6	**11**	57 %	83 %	30	**31**	3 %
Net revenues	176	183	197	276	**428**	143 %	55 %	672	**1,084**	61 %
Non-interest expenses:										
Compensation and benefits	13	13	14	21	**36**	177 %	71 %	51	**84**	65 %
Non-compensation expenses:										
Bank loan provision/(benefit) for credit losses	5	(11)	21	56	**34**	580 %	(39)%	(32)	**100**	NM
RJBDP fees to Private Client Group [13]	49	50	49	79	**179**	265 %	127 %	183	**357**	95 %
All other	28	29	30	46	**56**	100 %	22 %	103	**161**	56 %
Total non-compensation expenses	82	68	100	181	**269**	228 %	49 %	254	**618**	143 %
Total non-interest expenses	95	81	114	202	**305**	221 %	51 %	305	**702**	130 %
Pre-tax income	$ 81	$ 102	$ 83	$ 74	**$ 123**	52 %	66 %	$ 367	**$ 382**	4 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Twelve months ended $ in millions September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 September 30, 2021 June 30, 2022 September 30, 2021 September 30, 2022 % change Revenues: Interest income $ 2 $ 1 $ 3 $ 6 $ 15 650% 150% $ 8 $ 25 213 % Net gains/(losses) on private equity investments (1) 18 5 (2) (3) 9 (50) % NM 74 9 (88) % All other (1) 2 5 — 2 NM NM 6 9 50 % Total revenues 19 8 6 3 26 37% 767% 88 43 (51) % Interest expense (21) (23) (24) (24) (22) 5% (8) % (96) (93) (3) % Net revenues (2) (15) (18) (21) 4 NM NM (8) (50) (525) % Non-interest expenses: Compensation and all other (1) 38 32 35 43 31 (18) % (28) % 140 141 1 % Losses on extinguishment of debt (5) — — — — — — % — % 98 — (100) % Total non-interest expenses 38 32 35 43 31 (18) % (28) % 238 141 (41) % Pre-tax loss $ (40) $ (47) $ (53) $ (64) $ (27) 33% 58% $ (246) $ (191) 22 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (18) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment [14]

$ in millions	As of September 30, 2021	As of December 31, 2021	As of March 31, 2022	As of June 30, 2022	As of **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022
Total assets	$ 36,154	$ 37,789	$ 38,167	$ 55,562	**$ 56,737**	57 %	2 %
Bank loans, net:							
Raymond James Bank	$ 24,994	$ 26,132	$ 27,883	$ 30,053	**$ 31,109**	24 %	4 %
TriState Capital Bank	—	—	—	11,790	**12,130**	NM	3 %
Total bank loans, net	$ 24,994	$ 26,132	$ 27,883	$ 41,843	**$ 43,239**	73 %	3 %
Bank loan allowance for credit losses	$ 320	$ 308	$ 328	$ 377	**$ 396**	24 %	5 %
Bank loan allowance for credit losses as a % of total loans held for investment	1.27 %	1.18 %	1.17 %	0.90 %	**0.91 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [19]	*2.25 %*	*2.13 %*	*2.11 %*	*1.73 %*	***1.73 %***		
Total nonperforming assets	$ 74	$ 74	$ 104	$ 92	**$ 74**	— %	(20)%
Nonperforming assets as a % of total assets	0.20 %	0.20 %	0.27 %	0.17 %	**0.13 %**		
Total criticized loans	$ 824	$ 735	$ 735	$ 687	**$ 496**	(40)%	(28)%
Criticized loans as a % of loans held for investment	3.27 %	2.75 %	2.63 %	1.63 %	**1.14 %**		

$ in millions	As of September 30, 2021	As of December 31, 2021	As of March 31, 2022	As of June 30, 2022	As of **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022
Securities-based loans [20]	$ 6,106	$ 6,563	$ 6,904	$ 15,312	**$ 15,297**	151 %	— %
Commercial and industrial loans	8,440	8,608	9,067	10,897	**11,173**	32 %	3 %
Commercial real estate loans	2,872	2,992	3,321	6,354	**6,549**	128 %	3 %
Real estate investment trust loans	1,112	1,189	1,408	1,416	**1,592**	43 %	12 %
Residential mortgage loans	5,318	5,568	5,945	6,728	**7,386**	39 %	10 %
Tax-exempt loans	1,321	1,290	1,287	1,347	**1,501**	14 %	11 %
Total loans held for investment	25,169	26,210	27,932	42,054	**43,498**	73 %	3 %
Held for sale loans	145	230	279	166	**137**	(6)%	(17)%
Total loans held for sale and investment	25,314	26,440	28,211	42,220	**43,635**	72 %	3 %
Allowance for credit losses	(320)	(308)	(328)	(377)	**(396)**	24 %	5 %
Bank loans, net	$ 24,994	$ 26,132	$ 27,883	$ 41,843	**$ 43,239**	73 %	3 %

$ in millions	Three months ended September 30, 2021	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended **September 30, 2022**	% change from September 30, 2021	% change from June 30, 2022	Twelve months ended September 30, 2021	Twelve months ended **September 30, 2022**	% change
Bank loan provision/(benefit) for credit losses [4]	$ 5	$ (11)	$ 21	$ 56	**$ 34**	580 %	(39)%	$ (32)	**$ 100**	NM
Net charge-offs	$ 7	$ 1	$ 1	$ 10	**$ 14**	100 %	40 %	$ 13	**$ 26**	100 %
Net interest margin (net yield on interest-earning assets)	1.92 %	1.92 %	2.01 %	2.41 %	**2.91 %**			1.95 %	**2.39 %**	

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Twelve months ended	
$ in millions	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Net income available to common shareholders	$ 429	$ 446	$ 323	$ 299	**$ 437**	$ 1,403	**$ 1,505**
Non-GAAP adjustments:							
Expenses directly related to acquisitions included in the following financial statement line items:							
Compensation, commissions and benefits:							
Acquisition-related retention [3]	13	11	14	16	**17**	48	**58**
Other acquisition-related compensation [2]	1	—	—	2	**—**	1	**2**
Total "Compensation, commissions and benefits" expense	14	11	14	18	**17**	49	**60**
Professional fees [2]	5	2	5	4	**1**	10	**12**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [4]	—	—	—	26	**—**	—	**26**
Other:							
Amortization of identifiable intangible assets [21]	7	8	6	8	**11**	21	**33**
Initial provision for credit losses on acquired lending commitments [4]	—	—	—	5	**—**	—	**5**
All other acquisition-related expenses [2]	1	—	6	4	**1**	2	**11**
Total "Other" expense	8	8	12	17	**12**	23	**49**
Total expenses related to acquisitions	27	21	31	65	**30**	82	**147**
Losses on extinguishment of debt [5]	—	—	—	—	**—**	98	**—**
Pre-tax impact of non-GAAP adjustments	27	21	31	65	**30**	180	**147**
Tax effect of non-GAAP adjustments	(6)	(5)	(8)	(16)	**(8)**	(43)	**(37)**
Total non-GAAP adjustments, net of tax	21	16	23	49	**22**	137	**110**
Adjusted net income available to common shareholders [8]	$ 450	$ 462	$ 346	$ 348	**$ 459**	$ 1,540	**$ 1,615**
Pre-tax income	$ 560	$ 558	$ 433	$ 415	**$ 616**	$ 1,791	**$ 2,022**
Pre-tax impact of non-GAAP adjustments (as detailed above)	27	21	31	65	**30**	180	**147**
Adjusted pre-tax income [8]	$ 587	$ 579	$ 464	$ 480	**$ 646**	$ 1,971	**$ 2,169**
Compensation, commissions and benefits expense	$ 1,775	$ 1,884	$ 1,852	$ 1,834	**$ 1,759**	$ 6,584	**$ 7,329**
Less: Total compensation-related acquisition expenses (as detailed above)	14	11	14	18	**17**	49	**60**
Adjusted "Compensation, commissions and benefits" expense [8]	$ 1,761	$ 1,873	$ 1,838	$ 1,816	**$ 1,742**	$ 6,535	**$ 7,269**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended					Twelve months ended	
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Pre-tax margin (11)	20.8 %	20.1 %	16.2 %	15.3 %	**21.8 %**	18.4 %	**18.4 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Compensation, commissions and benefits:							
Acquisition-related retention (3)	0.6 %	0.4 %	0.5 %	0.6 %	**0.6 %**	0.5 %	**0.5 %**
Other acquisition-related compensation (2)	— %	— %	— %	0.1 %	**— %**	— %	**— %**
Total "Compensation, commissions and benefits" expense	0.6 %	0.4 %	0.5 %	0.7 %	**0.6 %**	0.5 %	**0.5 %**
Professional fees (2)	0.2 %	— %	0.2 %	0.1 %	**— %**	0.1 %	**0.1 %**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (4)	— %	— %	— %	1.0 %	**— %**	— %	**0.2 %**
Other:							
Amortization of identifiable intangible assets (21)	0.2 %	0.3 %	0.2 %	0.3 %	**0.4 %**	0.2 %	**0.3 %**
Initial provision for credit losses on acquired lending commitments (4)	— %	— %	— %	0.2 %	**— %**	— %	**0.1 %**
All other acquisition-related expenses (2)	— %	— %	0.3 %	0.1 %	**— %**	— %	**0.1 %**
Total "Other" expense	0.2 %	0.3 %	0.5 %	0.6 %	**0.4 %**	0.2 %	**0.5 %**
Total expenses related to acquisitions	1.0 %	0.7 %	1.2 %	2.4 %	**1.0 %**	0.8 %	**1.3 %**
Losses on extinguishment of debt (5)	— %	— %	— %	— %	**— %**	1.0 %	**— %**
Total non-GAAP adjustments	1.0 %	0.7 %	1.2 %	2.4 %	**1.0 %**	1.8 %	**1.3 %**
Adjusted pre-tax margin (8) (11)	21.8 %	20.8 %	17.4 %	17.7 %	**22.8 %**	20.2 %	**19.7 %**
Total compensation ratio (12)	65.9 %	67.7 %	69.3 %	67.5 %	**62.1 %**	67.5 %	**66.6 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention (3)	0.6 %	0.4 %	0.5 %	0.6 %	**0.6 %**	0.5 %	**0.5 %**
Other acquisition-related compensation (2)	— %	— %	— %	0.1 %	**— %**	— %	**— %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	0.6 %	0.4 %	0.5 %	0.7 %	**0.6 %**	0.5 %	**0.5 %**
Adjusted total compensation ratio (8) (12)	65.3 %	67.3 %	68.8 %	66.8 %	**61.5 %**	67.0 %	**66.1 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [6]	Three months ended					Twelve months ended	
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Basic	$ 2.08	$ 2.16	$ 1.56	$ 1.41	**$ 2.03**	$ 6.81	**$ 7.16**
Impact of non-GAAP adjustments on basic earnings per common share:							
Compensation, commissions and benefits:							
Acquisition-related retention [3]	0.06	0.04	0.07	0.08	**0.08**	0.23	**0.28**
Other acquisition-related compensation [2]	0.01	—	—	0.01	**—**	0.01	**0.01**
Total "Compensation, commissions and benefits" expense	0.07	0.04	0.07	0.09	**0.08**	0.24	**0.29**
Professional fees [2]	0.02	0.01	0.02	0.02	**—**	0.05	**0.06**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [4]	—	—	—	0.12	**—**	—	**0.12**
Other:							
Amortization of identifiable intangible assets [21]	0.03	0.04	0.03	0.04	**0.05**	0.10	**0.16**
Initial provision for credit losses on acquired lending commitments [4]	—	—	—	0.02	**—**	—	**0.02**
All other acquisition-related expenses [2]	0.01	—	0.03	0.02	**0.01**	0.01	**0.05**
Total "Other" expense	0.04	0.04	0.06	0.08	**0.06**	0.11	**0.23**
Total expenses related to acquisitions	0.13	0.09	0.15	0.31	**0.14**	0.40	**0.70**
Losses on extinguishment of debt [5]	—	—	—	—	**—**	0.48	**—**
Tax effect of non-GAAP adjustments	(0.03)	(0.02)	(0.04)	(0.07)	**(0.04)**	(0.21)	**(0.18)**
Total non-GAAP adjustments, net of tax	0.10	0.07	0.11	0.24	**0.10**	0.67	**0.52**
Adjusted basic [8]	$ 2.18	$ 2.23	$ 1.67	$ 1.65	**$ 2.13**	$ 7.48	**$ 7.68**

Please refer to the footnotes at the end of this supplement for additional information.

14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [6]	Three months ended September 30, 2021	Three months ended December 31, 2021	Three months ended March 31, 2022	Three months ended June 30, 2022	Three months ended September 30, 2022	Twelve months ended September 30, 2021	Twelve months ended September 30, 2022
Diluted	$ 2.02	$ 2.10	$ 1.52	$ 1.38	**$ 1.98**	$ 6.63	**$ 6.98**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Compensation, commissions and benefits:							
Acquisition-related retention [3]	0.06	0.05	0.06	0.07	**0.08**	0.23	**0.27**
Other acquisition-related compensation [2]	0.01	—	—	0.01	**—**	—	**0.01**
Total "Compensation, commissions and benefits" expense	0.07	0.05	0.06	0.08	**0.08**	0.23	**0.28**
Professional fees [2]	0.02	0.01	0.02	0.02	**—**	0.05	**0.06**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [4]	—	—	—	0.12	**—**	—	**0.12**
Other:							
Amortization of identifiable intangible assets [21]	0.03	0.03	0.03	0.04	**0.05**	0.10	**0.15**
Initial provision for credit losses on acquired lending commitments [4]	—	—	—	0.02	**—**	—	**0.02**
All other acquisition-related expenses [2]	0.01	—	0.03	0.02	**0.01**	0.01	**0.05**
Total "Other" expense	0.04	0.03	0.06	0.08	**0.06**	0.11	**0.22**
Total expenses related to acquisitions	0.13	0.09	0.14	0.30	**0.14**	0.39	**0.68**
Losses on extinguishment of debt [5]	—	—	—	—	**—**	0.46	**—**
Tax effect of non-GAAP adjustments	(0.03)	(0.02)	(0.04)	(0.07)	**(0.04)**	(0.20)	**(0.17)**
Total non-GAAP adjustments, net of tax	0.10	0.07	0.10	0.23	**0.10**	0.65	**0.51**
Adjusted diluted [8]	$ 2.12	$ 2.17	$ 1.62	$ 1.61	**$ 2.08**	$ 7.28	**$ 7.49**

Book value per share *$ in millions, except per share amounts*	As of September 30, 2021	As of December 31, 2021	As of March 31, 2022	As of June 30, 2022	As of September 30, 2022
Total common equity attributable to Raymond James Financial, Inc.	$ 8,245	$ 8,600	$ 8,602	$ 9,395	**$ 9,338**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	882	874	1,110	1,810	**1,931**
Deferred tax liabilities, net	(64)	(65)	(88)	(128)	**(108)**
Tangible common equity attributable to Raymond James Financial, Inc. [8]	$ 7,427	$ 7,791	$ 7,580	$ 7,713	**$ 7,515**
Common shares outstanding	205.7	207.5	207.9	215.5	**215.1**
Book value per share [7]	$ 40.08	$ 41.45	$ 41.38	$ 43.60	**$ 43.41**
Tangible book value per share [7] [8]	$ 36.11	$ 37.55	$ 36.46	$ 35.79	**$ 34.94**

Please refer to the footnotes at the end of this supplement for additional information.

15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Average common equity [22]	$ 8,054	$ 8,423	$ 8,601	$ 8,999	**$ 9,367**	$ 7,635	**$ 8,836**
Impact of non-GAAP adjustments on average common equity:							
Compensation, commissions and benefits:							
Acquisition-related retention [3]	6	6	7	8	**9**	23	**27**
Other acquisition-related compensation [2]	1	—	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	7	6	7	9	**9**	23	**28**
Professional fees [2]	3	1	3	2	**1**	4	**6**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [4]	—	—	—	13	**—**	—	**10**
Other:							
Amortization of identifiable intangible assets [21]	3	4	3	4	**5**	9	**16**
Initial provision for credit losses on acquired lending commitments [4]	—	—	—	3	**—**	—	**2**
All other acquisition-related expenses [2]	1	—	3	2	**—**	1	**6**
Total "Other" expense	4	4	6	9	**5**	10	**24**
Total expenses related to acquisitions	14	11	16	33	**15**	37	**68**
Losses on extinguishment of debt [5]	—	—	—	—	**—**	39	**—**
Tax effect of non-GAAP adjustments	(3)	(3)	(4)	(8)	**(4)**	(18)	**(17)**
Total non-GAAP adjustments, net of tax	11	8	12	25	**11**	58	**51**
Adjusted average common equity [8] [22]	$ 8,065	$ 8,431	$ 8,613	$ 9,024	**$ 9,378**	$ 7,693	**$ 8,887**

Please refer to the footnotes at the end of this supplement for additional information.

16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Average common equity [22]	$ 8,054	$ 8,423	$ 8,601	$ 8,999	**$ 9,367**	$ 7,635	**$ 8,836**
Less:							
Average goodwill and identifiable intangible assets, net	872	878	992	1,460	**1,871**	809	**1,322**
Average deferred tax liabilities, net	(60)	(64)	(77)	(108)	**(118)**	(53)	**(91)**
Average tangible common equity [8] [22]	$ 7,242	$ 7,609	$ 7,686	$ 7,647	**$ 7,614**	$ 6,879	**$ 7,605**
Impact of non-GAAP adjustments on average tangible common equity:							
Compensation, commissions and benefits:							
Acquisition-related retention [3]	6	6	7	8	**9**	23	**27**
Other acquisition-related compensation [2]	1	—	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	7	6	7	9	**9**	23	**28**
Professional fees [2]	3	1	3	2	**1**	4	**6**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [4]	—	—	—	13	**—**	—	**10**
Other:							
Amortization of identifiable intangible assets [21]	3	4	3	4	**5**	9	**16**
Initial provision for credit losses on acquired lending commitments [4]	—	—	—	3	**—**	—	**2**
All other acquisition-related expenses [2]	1	—	3	2	**—**	1	**6**
Total "Other" expense	4	4	6	9	**5**	10	**24**
Total expenses related to acquisitions	14	11	16	33	**15**	37	**68**
Losses on extinguishment of debt [5]	—	—	—	—	**—**	39	**—**
Tax effect of non-GAAP adjustments	(3)	(3)	(4)	(8)	**(4)**	(18)	**(17)**
Total non-GAAP adjustments, net of tax	11	8	12	25	**11**	58	**51**
Adjusted average tangible common equity [8] [22]	$ 7,253	$ 7,617	$ 7,698	$ 7,672	**$ 7,625**	$ 6,937	**$ 7,656**
Return on equity [10]	21.3 %	21.2 %	15.0 %	13.3 %	**18.7 %**	18.4 %	**17.0 %**
Adjusted return on equity [8] [10]	22.3 %	21.9 %	16.1 %	15.4 %	**19.6 %**	20.0 %	**18.2 %**
Return on tangible common equity [8] [10]	23.7 %	23.4 %	16.8 %	15.6 %	**23.0 %**	20.4 %	**19.8 %**
Adjusted return on tangible common equity [8] [10]	24.8 %	24.3 %	18.0 %	18.1 %	**24.1 %**	22.2 %	**21.1 %**

Please refer to the footnotes at the end of this supplement for additional information.

17

Footnotes (1) Other revenues included $18 million, $5 million, $9 million, $74 million, and $9 million of net private equity gains for the three months ended September 30, 2021, December 31, 2021, and September 30, 2022, and years ended September 30, 2021 and 2022, respectively, as well as $2 million and $3 million of net private equity losses for the three months ended March 31, 2022 and June 30, 2022, respectively. These amounts were included in our Other segment. For the three months and year ended September 30, 2021, $5 million and $25 million, respectively, of such gains were attributable to noncontrolling interests and were offset in "Other" expenses. Amounts attributable to noncontrolling interests were insignificant for the three months ended December 31, 2021, March 31, 2022, June 30, 2022, and September 30, 2022, and the year ended September 30, 2022. (2) Beginning with our fiscal third quarter of 2022, we reclassified acquisition-related expenses which were previously reported in “Acquisition-related expenses” on our Consolidated Statements of Income into the respective income statement line items that align to their expense categories, including “Compensation, commissions, and benefits”, “Professional fees” (primarily legal fees), and “Other” expenses. Prior periods have been conformed to the current presentation. (3) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in the current year and in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (4) Our results for the three months ended June 30, 2022 and twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (5) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026, which occurred during our fiscal third quarter of 2021. (6) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2021, December 31, 2021, June 30, 2022, and September 30, 2022, $0 for the three months ended March 31, 2022, and $2 million and $3 million for the twelve months ended September 30, 2021 and 2022, respectively. (7) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (8) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. Beginning with our fiscal third quarter of 2022, certain non-GAAP financial measures were adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. (9) Estimated. (10) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. (11) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (12) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (13) We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. Fees earned by the Private Client Group on deposits held by our Bank segment are eliminated in consolidation. (14) On June 1, 2022, we completed our acquisition of all the outstanding shares of TriState Capital, including its wholly-owned subsidiaries TriState Capital Bank, a Pennsylvania-chartered state bank, and Chartwell Investment Partners, LLC (“Chartwell”), a registered investment adviser. TriState Capital Bank and Chartwell have been integrated into our Bank and Asset Management segments, respectively, and their results of operations have been included in our results prospectively from the closing date of June 1, 2022. TriState Capital Bank will continue to operate as a separately branded firm and as an independently-chartered bank. (15) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (16) This metric includes the impact of the transfer of one firm with 166 financial advisors previously affiliated as independent contractors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2022. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration. RAYMOND JAMES FINANCIAL, INC. 18

(17) On July 1, 2022, we completed our acquisition of SumRidge Partners, LLC (“SumRidge Partners”). SumRidge Partners has been integrated into our Capital Markets segment, and its results of operations have been included in our results prospectively from the closing date of July 1, 2022. (18) The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, certain acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on certain of our public debt and any losses on the extinguishment of such debt. (19) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (20) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. (21) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (22) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the fiscal year, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19